STARBOARD INVESTMENT TRUST

Caritas All-Cap Growth Fund

Prospectus Supplement

July 25, 2013

This supplement to the prospectus dated September 28, 2012 for Caritas All-Cap Growth Fund, a series of the Starboard Investment Trust, updates the prospectus to include additional information as described below.  For further information, please contact the Fund toll-free at 1-800-525-3863.  You may obtain additional copies of the prospectus and statement of additional information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

This supplement is to notify shareholders, prospective investors, and other interested parties that the Caritas All-Cap Growth Fund will discontinue operations on August 30, 2013.  At a meeting held on July 25, 2013, the Fund’s Board of Trustees, in consultation with the Fund’s investment advisor, Caritas Capital, LLC, determined that the dissolution and liquidation of the Fund is in the best interests of the Fund and its shareholders.  In accordance with the decision, the Board of Trustees has directed that (i) all of the Fund’s portfolio securities be liquidated in an orderly manner and (ii) all outstanding shareholder accounts on August 30, 2013 be closed and the proceeds sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for individual retirement accounts and qualified pension and profit sharing fund accounts.  As of the date of this supplement, the Fund is ceasing the sale of new shares and will no longer accept purchase orders.  The Fund will accept redemption orders until August 30, 2013.

This will be considered a sale of Fund shares and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an individual retirement account or other tax-deferred account should consult the rules regarding the reinvestment of these assets.

Shareholders may direct any questions about their account to the Fund at 1-800-773-3863.

Investors Should Retain This Supplement For Future Reference